POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Inlow, James S. Adams and Karl W. Kindig, jointly and severally, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Conseco, Inc. (No. 33-53095), and any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or agent or substitute lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 21st day of November, 1995.



                                                      /s/ STEPHEN C. HILBERT
                                                      ----------------------
                                                      Stephen C. Hilbert

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Inlow, James S. Adams and Karl W. Kindig, jointly and severally, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Conseco, Inc. (No. 33-53095), and any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or agent or substitute lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 21st day of November, 1995.



                                                       /s/ ROLLIN M. DICK
                                                       ------------------
                                                       Rollin M. Dick

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Inlow, James S. Adams and Karl W. Kindig, jointly and severally, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Conseco, Inc. (No. 33-53095), and any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or agent or substitute lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 21st day of November, 1995.



                                                  /s/ Louis P. Ferrero
                                                  --------------------
                                                  Louis P. Ferrero

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Inlow, James S. Adams and Karl W. Kindig, jointly and severally, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Conseco, Inc. (No. 33-53095), and any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or agent or substitute lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 21st day of November, 1995.



                                        /s/ DENNIS E. MURRAY, SR.
                                        -------------------------
                                         Dennis E. Murray, Sr.